                                                                EXHIBIT 10.05

                  The security represented by this certificate was originally issued on September 8, 1993, and has not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold or transferred in the absence of an effective registration statement under the Act or an exemption from registration thereunder. Prior to any sale or transfer of this certificate, except pursuant to an effective registration statement under the Act covering such sale or transfer, the holder hereof shall have delivered to the issuer hereof (the "Company") an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from registration under the Act.

                  The transfer of such security is subject to the conditions specified in the Stock Purchase Agreement, dated as of September 8, 1993 between the Company and Lotus Development Corporation (the "Stock Purchase Agreement"), and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.


                             STOCK PURCHASE WARRANT
                             ----------------------

Date of Issuance: September 8, 1993                        Certificate No. W-1


         For value received, OneSource Holding Corporation, a Delaware corporation (the "Company"), hereby grants to Lotus Development Corporation, a Delaware corporation, or its registered assigns (the "Registered Holder"), the right to purchase from the Company 100,000 shares of the Company's common stock, par value $.0l per share (the "Underlying Common Stock"), at a price per share of $0.49 (as adjusted from time to time in accordance herewith, the "Exercise Price"). Certain capitalized terms used herein are defined in Section 6 hereof. The amount and kind of securities purchasable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

         This Warrant is subject to the following provisions:

         Section 1. EXERCISE OF WARRANT.

         1A. EXERCISE PERIOD. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including the date which is two years after the date on which that certain Note (the "Note") issued by the Company on September 8, 1993 in the principal amount of $5,000,000 has been paid in full (the "Exercise Period"). The Company shall give the Registered Holder written notice of the expiration of the Exercise Period at least 60 days but not more than 90 days prior to the expiration of the Exercise Period.

         1B. EXERCISE PROCEDURE.

         (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

                  (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                  (b) this Warrant;

                  (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in
         EXHIBIT II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 8 hereof; and

                  (d) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Underlying Common Stock being purchased upon such exercise (the "Aggregate Exercise Price").

         (ii) Certificates for shares of Underlying Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

         (iii) The Underlying Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Underlying Common Stock at the Exercise Time.

         (iv) The issuance of certificates for shares of Underlying Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Underlying Common Stock. Each share of Underlying Common Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

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                                      -3-

         (v) The Company shall not close its books against the transfer of this Warrant or of any share of Underlying Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Underlying Common Stock acquirable upon exercise of this warrant is at all times equal to or less than the Exercise Price then in effect.

         (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

         (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

         (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Underlying Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Underlying Common Stock issuable upon the exercise of all outstanding Warrants. All shares of Underlying Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Underlying Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

         (ix) Upon any exercise of this Warrant, the Company may require customary representations from the Registered Holder and the Purchaser to assure that the issuance of the Underlying Common Stock hereunder shall not require registration or qualification under the Act or any state securities laws.

         1C. EXERCISE AGREEMENT. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit I hereto, except that if the shares of Underlying Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Underlying Common Stock are to be issued, and if the number of shares of Underlying Common Stock to be issued does not include all the shares of Underlying Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.


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                                      -4-

         Section 2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Underlying Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

         2A. SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Underlying Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Underlying Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

         2B. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the Underlying Common Stock obtainable upon exercise of all Warrants then outstanding) to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive in lieu of or addition to (as the case may be) the shares of Underlying Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Underlying Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the Underlying Common Stock obtainable upon exercise of all Warrants then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2 shall thereafter be applicable to the Warrants.

         2C. NOTICES.

         (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

         (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock or (B) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

         (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

         Section 3. DEFINITIONS. The following terms have meanings set forth below:

         "ACT" means the Securities Act of 1933, as amended from time to time.

         "COMMON STOCK" means, collectively, the Company's common stock, par value $.0l per share, the Company's Class P Common Stock and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

         "PERSON" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         "PUBLIC SALE" means any sale pursuant to a registered public offering under the Act or any sale to the public pursuant to Rule 144 promulgated under the Act effected through a broker, dealer or market maker.

         "UNDERLYING COMMON STOCK" means shares of the Company's common stock, par value $.0l per share; provided that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Underlying Common Stock" shall mean one share of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares. Underlying Common Stock will continue to be Underlying Common Stock in the hands of any holder other than the Registered Holder (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Underlying Common Stock will succeed to all rights and obligations attributable to the Registered Holder as a holder of Underlying Common Stock hereunder. Underlying Common Stock will also include shares of the Company's capital stock issued with respect to Underlying Common Stock by way of a stock split, stock dividend or other recapitalization.

         Section 4. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Underlying Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Underlying Common Stock acquirable by exercise hereof or as a stockholder of the Company.

         Section 5. WARRANT TRANSFERABLE. Subject to the transfer conditions referred to in the legend endorsed hereon and the transfer conditions set forth in the Stock Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

         Section 6. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

         Section 7. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 8. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable express courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

         Section 9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Underlying Common Stock obtainable upon exercise of the Warrants.

         Section 10. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant shall be governed by the internal law, and not the conflicts law, of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.



                                         ONESOURCE HOLDING CORPORATION



                                         By: /S/ David Dominik
                                             ---------------------------------

                                         Its: President
                                             ---------------------------------


[Corporate Seal]

Attest:


/s/ Gregg Newmark
---------------------------------------
Secretary

                                                                       EXHIBIT I


                               EXERCISE AGREEMENT
                               ------------------


To:                                                     Dated:

         The undersigned, pursuant to the provisions set forth in the attached
Warrant (Certificate No. W-        ), hereby agrees to subscribe for the
purchase of           shares of the Underlying Common Stock covered by such
Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                    Signature
                                              --------------------------------


                                    Address
                                            ----------------------------------


                                                                      EXHIBIT II


                                   ASSIGNMENT

FOR VALUE RECEIVED,                                                hereby sells,
assigns and transfers all of the rights of the undersigned under the attached
Warrant (Certificate No. W-         with respect to the number of shares of the
Underlying Common Stock covered thereby set forth below, unto:

Names of Assignee                Address                        No. of Shares
-----------------                -------                        -------------



Dated:                              Signature
                                              --------------------------------

                                              --------------------------------


                                    Witness
                                              --------------------------------